AXA PREMIER FUNDS TRUST

SUPPLEMENT DATED DECEMBER 10, 2004 TO THE

PROSPECTUS DATED MARCH 1, 2004

This Supplement updates certain information contained in the Prospectus dated March 1, 2004, of the AXA Premier Funds Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this supplement is to provide you with information about (1) changes to the names of the AXA Premier Funds Trust and each of the AXA Premier Funds, (2) a new investment sub-adviser (“Adviser”) for the AXA Premier International Equity Fund, (3) anticipated changes to the investment strategy of each of the AXA Premier Small/Mid Cap Growth Fund and the AXA Premier Small/Mid Cap Value Fund and (4) the portfolio managers of TCW Investment Management Company, one of the Advisers to the AXA Premier Large Cap Growth Fund.

Information Regarding Changes to the Names of the AXA Premier Funds Trust

and each of the AXA Premier Funds

Effective December 13, 2004, each reference in the prospectus to the “AXA Premier Funds Trust” is replaced with “AXA Enterprise Multimanager Funds Trust” and each reference to the name of a fund is replaced with the corresponding new name set forth in the table below:

OLD NAME	NEW NAME
AXA PREMIER LARGE CAP GROWTH	AXA ENTERPRISE MULTIMANAGER GROWTH
AXA PREMIER LARGE CAP VALUE	AXA ENTERPRISE MULTIMANAGER VALUE
AXA PREMIER LARGE CAP CORE EQUITY	AXA ENTERPRISE MULTIMANAGER CORE EQUITY
AXA PREMIER SMALL/MID CAP GROWTH	AXA ENTERPRISE MULTIMANAGER SMALL/MID CAP GROWTH
AXA PREMIER SMALL/MID CAP VALUE	AXA ENTERPRISE MULTIMANAGER SMALL/MID CAP VALUE
AXA PREMIER HEALTH CARE	AXA ENTERPRISE MULTIMANAGER HEALTH CARE
AXA PREMIER TECHNOLOGY	AXA ENTERPRISE MULTIMANAGER TECHNOLOGY
AXA PREMIER INTERNATIONAL EQUITY	AXA ENTERPRISE MULTIMANAGER INTERNATIONAL EQUITY
AXA PREMIER CORE BOND	AXA ENTERPRISE MULTIMANAGER CORE BOND
AXA PREMIER MONEY MARKET	AXA ENTERPRISE MONEY MARKET II

New Adviser for the AXA Premier International Equity Fund

Effective as of December 17, 2004, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace Bank of Ireland Asset Management (U.S.) Limited (“BOI”) as an Adviser to an allocated portion of the AXA Premier International Equity Fund (“International Fund”) with J.P. Morgan Investment Management Inc. (“JP Morgan”).

As one of the Advisers to the International Fund, it is anticipated that JP Morgan will seek to achieve the portfolio’s investment objective of long-term capital growth by investing primarily in equity securities of foreign companies. JP Morgan employs a bottom-up, active approach that focuses on proprietary research at the local and global sector level. JP Morgan intends that the fund’s performance will be driven primarily by stock selection and not by a single style, country, sector or currency bias. The principal risks of investing in the International Fund are listed in the

Trust Prospectus under the heading “Principal Investment Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies & Risks” in the Trust Prospectus.

It is anticipated that a team of investment professionals led by Howard Williams and James Fisher will perform the day-to-day management of the International Fund. Mr. Howard joined JP Morgan as a portfolio manager in 1994 and is currently a Managing Director and the head of JP Morgan’s Global Portfolios Group. Mr. Fisher joined JP Morgan in 1985 as a trainee portfolio manager and is currently a Managing Director and Portfolio Manager in JP Morgan’s Global Portfolios Group.

JP Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. and an indirect-wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of September 30, 2004, J.P. Morgan had approximately $735 billion in assets under management.

Information Regarding AXA Premier Small/Mid Cap Growth Fund

and AXA Premier Small/Mid Cap Value Fund

Effective March 1, 2005, it is anticipated that the investment strategy of each of the AXA Enterprise Multimanager Small/Mid Cap Growth Fund and the AXA Enterprise Multimanager Small/Mid Cap Value Fund will be changed to an investment strategy that seeks to invest primarily in mid-capitalization companies. The Russell Midcap Index, as of October 31, 2004, had a market capitalization range of approximately $477 million to $20 billion. The names of AXA Enterprise Multimanager Small/Mid Cap Growth Fund and AXA Enterprise Multimanager Small/Mid Cap Value Fund will change, as a result of the investment strategy change, to “AXA Enterprise Multimanager Mid Cap Growth Fund” and “AXA Enterprise Multimanager Mid Cap Value Fund,” respectively.

AXA Premier Large Cap Growth Fund

The information provided below updates information regarding the portfolio managers of TCW Investment Management Company (“TCW”), one of the Advisers to the AXA Premier Large Cap Growth Fund (“Large Cap Growth Fund”).

Effective January 1, 2005, Craig C. Blum and Stephen A. Burlingame, both Senior Vice Presidents at TCW, will be responsible for the day-to-day management of the portion of the Large Cap Growth Fund allocated to TCW. Mr. Blum has been employed with TCW since July 1999. Prior to joining TCW, Mr. Blum was a financial analyst with FMAC Capital Markets in Los Angeles. Mr. Burlingame has been employed with TCW since 2000. Prior to joining TCW, he was an equities analyst at Brandywine Asset Management.